Exhibit 16a-c



                       LEGG MASON GLOBAL GOVERNMENT TRUST


December 31, 1995 - December 31, 1996 (one year)
  Cumulative Total Return:

ERV=   (10.41 x  1.321956475) - (10.32 x 1.232199094)  x 1000 + 1000 = 1082.20
       ----------------------------------------------
                      (10.32 x 1.232199094)

   P    = 1000

   C    = 1082.20   -  1  = 0.0821994 = 8.22%
          -------                       ----
           1000

Average Annual Return:              Same



April 15, 1993 - December 31, 1996 (life of fund)
  Cumulative Total Return:

   ERV  = (10.41 x 1.321956475) - (10.00 x 1.0) x 1000 + 1000  = 1376.16
           ------------------------------------
                      (10.00 x 1.0)

   P    = 1000

   P    = 1376.16   -  1  =  0.37615669  = 37.62%
          -------                          -----
           1000

Average Annual Return:

                      1
                     ---
                   4.21096
    (0.376156 + 1)           -  1 = 0.0897  = 8.97%
                                              ----

                     LEGG MASON INTERNATIONAL EQUITY TRUST

December 31, 1995 - December 31, 1996 (one year)
  Cumulative Total Return:

ERV=   (12.09 x  1.041687) - (10.70 x 1.010386)  x 1000 + 1000 = 1164.91
       ----------------------------------------
                   (10.70 x 1.010386)

   P    = 1000

   C    = 1164.91   -  1  = 0.164910 = 16.49%
          -------                      -----
           1000

Average Annual Return:              Same


February 17, 1995 - December 31, 1996 (life of fund)
  Cumulative Total Return:

   ERV  = (12.09 x 1.041687) - (10.00 x 1.0) x 1000 + 1000  = 1259.40
           ---------------------------------
                      (10.00 x 1.0)

   P    = 1000

   P    = 1259.40   -  1  =  0.25940  = 25.94%
          -------                       -----
           1000

Average Annual Return:


                    1
                   ---
                 1.871233
    (0.25940 + 1)           -  1 = 0.1310  = 13.10%
                                             -----

                       LEGG MASON EMERGING MARKETS TRUST


May 28, 1996 - December 31, 1996 (life of fund)
  Cumulative Total Return:

   ERV  = (10.51 x .9828430) - (10.00 x 1.0) x 1000 + 1000  = 1032.97
           ---------------------------------
                      (10.00 x 1.0)

   P    = 1000

   P    = 1032.97   -  1  =  0.03297  = 3.30%
          -------                       ----
           1000